PERFORMANCE-BASED RESTRICTED STOCK UNIT AGREEMENT This Restricted Stock Unit Agreement (this “Agreement”), dated as of <GRANT_DT> (the “Grant Date”), is made by and between InvenTrust Properties Corp., a Maryland corporation (the “Company”), and <PARTC_NAME> (the “Participant”). WHEREAS, the Company maintains the InvenTrust Properties Corp. 2015 Incentive Award Plan (as amended from time to time, the “Plan”); WHEREAS, the Company wishes to carry out the Plan (the terms of which are hereby incorporated by reference and made a part of this Agreement); WHEREAS, Section 9.4 of the Plan provides for the issuance of Restricted Stock Units (“RSUs”); WHEREAS, Section 9.2 of the Plan provides for the issuance of Dividend Equivalent awards; and WHEREAS, the Administrator has determined that it would be to the advantage and in the best interest of the Company to issue the RSUs and Dividend Equivalents provided for herein to the Participant as an inducement to enter into or remain in the service of the Company and its Subsidiaries, and as an additional incentive during such service, and has advised the Company thereof. NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows: 1. Issuance of Award of RSUs. Pursuant to the Plan, in consideration of the Participant’s agreement to provide services to the Company and its Subsidiaries, the Company hereby issues to the Participant an award of <RSUS_GRANTED>1 RSUs. Each RSU that vests (and ceases to be subject to the Restrictions) shall represent the right to receive payment, in accordance with this Agreement, of one share of the Company’s common stock, par value $0.001 per share (the “Common Stock”). Unless and until an RSU vests, the Participant will have no right to payment in respect of any such RSU. Prior to actual payment in respect of any vested RSU, such RSU will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company. 2. Dividend Equivalents. Each RSU granted hereunder is hereby granted in tandem with a corresponding Dividend Equivalent, which Dividend Equivalent shall remain outstanding from the Grant Date until the earlier of the payment or forfeiture of the RSU to which it corresponds. With respect to each dividend for which the record date occurs on or after the commencement of the Performance Period and on or prior to the earlier to occur of the payment or forfeiture of the RSU underlying such Dividend Equivalent, each outstanding Dividend Equivalent shall entitle the Participant to receive payments equal to dividends paid, if any, on the Shares underlying the RSU to which such Dividend Equivalent relates, to the extent that such RSU becomes a Performance Vested RSU, payable in the same form and amounts as dividends paid to each holder of a Share. Each such payment shall be made no later than sixty (60) days following the applicable dividend payment date, provided that no such payments shall be made prior to the date on which the RSU becomes a Performance Vested RSU, and any Dividend Equivalent payments that would have been made prior to such date had the RSU been a Performance Vested RSU shall be paid in a single lump sum no later than twenty (20) days following the date on which the RSU becomes a Performance Vested RSU. Notwithstanding the foregoing, Dividend Equivalents shall not entitle the Participant to any payments relating to dividends for which the record date occurs after the payment 1 Note to Draft: The number of RSUs granted will be the maximum number that will vest if maximum performance is achieved. 1 of the Performance Vested RSU underlying such Dividend Equivalent, and the Participant shall not be entitled to any Dividend Equivalent payments with respect to any RSU that does not become a Performance Vested RSU. Dividend Equivalents and any amounts that may become distributable in respect thereof shall be treated separately from the RSUs and the rights arising in connection therewith for purposes of the designation of time and form of payments required by Section 409A of the Code. 3. Definitions. For purposes of this Agreement, the following terms shall have the meanings set forth below. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Plan. (a) “2019 Compensation Presentation” means that certain presentation titled “2019 Employee Compensation Matters” and dated as of May 8, 2019, which was provided to the Compensation Committee of the Board in connection with its meeting held on such date. (b) “AFFO Performance Vesting Percentage” means the percentage determined as set forth on Exhibit A attached hereto, which is a function of the Company AFFO per Share during the Performance Period. (c) “AFFO RSUs” means the number of RSUs designated as AFFO RSUs on Exhibit A attached hereto. (d) “AFFO Vested RSUs” means the product of (i) the total number of AFFO RSUs, and (iii) the applicable AFFO Performance Vesting Percentage. (e) “Cause” means “Cause” as defined in the Participant’s applicable employment or similar agreement with the Company if such an agreement exists and contains a definition of Cause, or, if no such agreement exists or such agreement does not contain a definition of Cause, then Cause means (i) the willful fraud or material dishonesty of the Participant in connection with the performance of the Participant’s duties to the Company or any Subsidiary; (ii) the deliberate or intentional failure by the Participant to substantially perform the Participant’s duties to the Company or any Subsidiary (other than the Participant’s failure resulting from his or her incapacity due to physical or mental illness) after a written notice is delivered to the Participant by the Company, which demand specifically identifies the manner in which the Company believes the Participant has not substantially performed his or her duties; (iii) willful misconduct by the Participant that is materially detrimental to the reputation, goodwill or business operations of the Company or any Subsidiary; (iv) willful disclosure of the Company’s or any Subsidiary’s confidential information or trade secrets; (v) a material breach of the terms of this Agreement or the Plan; or (vi) the conviction of, or plea of nolo contendere to a charge of commission of a felony or crime of moral turpitude by the Participant. For purposes of this definition, no act or failure to act will be considered “willful,” unless it is done or omitted to be done, by the Participant in bad faith or without reasonable belief that the Participant’s action or omission was in the best interests of the Company or any Subsidiary. (f) “Company AFFO per Share” means the Company’s “AFFO” per Share during the Performance Period, as defined and calculated in accordance with the 2019 Compensation Presentation. (g) “Company Same-Property NOI Growth” means the average annual growth rate, expressed as a percentage (rounded to the nearest tenth of a percent (0.1%)), in the Company’s “Same Property NOI” during the Performance Period, as defined and calculated in accordance with the 2019 Compensation Presentation. (h) “Disability” means a disability that qualifies or, had the Participant been a participant, would qualify the Participant to receive long-term disability payments under the Company’s group long-term disability insurance plan or program, as it may be amended from time to time. 2

(i) “Good Reason” means “Good Reason” as defined in the Participant’s applicable employment or similar agreement with the Company if such an agreement exists and contains a definition of Good Reason, or, if no such agreement exists or such agreement does not contain a definition of Good Reason, then Good Reason means the occurrence of any of the following events or conditions without the Participant’s written consent: (i) a material diminution in the Participant’s authority, duties or responsibilities; (ii) a material diminution in the Participant’s base salary, target annual bonus level, [or target annual equity-based compensation opportunity,]2 in each case, as in effect on the date of this Agreement and as may be increased from time to time; and (iii) the Participant being required to relocate his or her principal place of employment with the Company or a Subsidiary (as applicable) more than 50 miles from his or her principal place of employment immediately prior to the occurrence of the event constituting Good Reason. A termination of employment by the Participant shall not be deemed to be for Good Reason unless (A) the Participant gives the Company written notice describing the event or events which are the basis for such termination within sixty (60) days after the event or events occur, (B) such grounds for termination (if susceptible to correction) are not corrected by the Company within thirty (30) days of the Company’s receipt of such notice (“Correction Period”), and (C) the Participant terminates his or her employment no later than thirty (30) days following the Correction Period. (j) “NAREIT Shopping Center Index” means the NAREIT Shopping Centers Index, or, in the event such index is discontinued, a comparable index selected by the Administrator in good faith. (k) “Performance Period” means the period set forth on Exhibit A attached hereto. (l) “Performance Vested RSUs” means (i) the AFFO Vested RSUs, plus (ii) the Same- Property NOI Growth Vested RSUs. (m) “Qualifying Termination” means a Termination of Service by reason of (i) the Participant’s death, (ii) a termination by the Company or any Subsidiary due to the Participant’s Disability, or (iii) a termination by the Company or any Subsidiary other than for Cause or by the Participant for Good Reason. (n) “Restrictions” means the exposure to forfeiture set forth in Sections 5(a) and 6(a). (o) “Same-Property NOI Growth Performance Vesting Percentage” means the percentage determined as set forth on Exhibit A attached hereto, which is a function of the Shopping Center Index Relative Performance during the Performance Period. (p) “Same-Property NOI Growth RSUs” means the number of RSUs designated as Same- Property NOI Growth RSUs on Exhibit A attached hereto. 2 Target LTI to be included for SVPs and above. 3

(q) “Same-Property NOI Growth Vested RSUs” means the product of (i) the total number of Same-Property NOI Growth RSUs and (ii) the applicable Same-Property NOI Growth Performance Vesting Percentage. (r) “Service Provider” means an Employee, Consultant or member of the Board, as applicable. (s) “Shopping Center Index Relative Performance” means the Company Same-Property NOI Growth compared to the Shopping Center Index Same-Property NOI Growth, expressed as a percentile ranking against the members of the NAREIT Shopping Center Index. (t) “Shopping Center Index Same-Property NOI Growth” means the average annual growth rate, expressed as a percentage (rounded to the nearest tenth of a percent (0.1%)), in the same-property net operating income of each of the members of the NAREIT Shopping Center Index during the Performance Period, as reported by NAREIT. (u) “Unvested RSU” means any RSU that has not become vested pursuant to Section 5 or 6 hereof and remains subject to the Restrictions. 4. RSUs and Dividend Equivalents Subject to the Plan; Ownership and Transfer Restrictions. (a) The RSUs and Dividend Equivalents are subject to the terms, definitions and provisions of the Plan, which is incorporated herein by reference, including, without limitation, the restrictions on transfer set forth in Section 9.3 of the Plan and the REIT restrictions set forth in Section 11.7 of the Plan. (b) Without limiting the foregoing, the RSUs and Common Stock issuable with respect thereto shall be subject to the restrictions on ownership and transfer set forth in the charter of the Company, as amended and supplemented from time to time. 5. Vesting. (a) Performance Vesting. As soon as reasonably practicable (but in no event more than 45 days) following the completion of the Performance Period, the Administrator shall determine the Company AFFO per Share, Company Same-Property NOI Growth, the Shopping Center Index Same-Property NOI Growth, the Shopping Center Index Relative Performance, the AFFO Performance Vesting Percentage, the Same-Property NOI Growth Performance Vesting Percentage and the number of RSUs granted hereby that have become AFFO Vested RSUs, Same-Property NOI Growth Vested RSUs and Performance Vested RSUs, in each case as of the completion of the Performance Period. Subject to Sections 5(b), 6(b) and 6(c) below, upon such determination by the Administrator, the Restrictions set forth in Section 6(a) below applicable to any outstanding Performance Vested RSUs (if any) shall lapse and such Performance Vested RSUs shall become vested, subject to the Participant’s continued status as a Service Provider through such vesting date. Any RSUs granted hereby which do not satisfy the requirements to become Performance Vested RSUs as of the completion of the Performance Period will automatically be cancelled and forfeited without payment of any consideration therefor, and the Participant shall have no further right to or interest in such RSUs. (b) Change in Control. Notwithstanding the foregoing, in the event that a Change in Control occurs prior to the completion of the Performance Period and the Participant has not incurred a Termination of Service prior to such Change in Control, the Restrictions shall lapse with respect to a number of RSUs equal to the number of RSUs which would be Performance Vested RSUs (if any) assuming the completion of the Performance Period as of (i) the date of the Change in Control, with respect to the determination of the AFFO Vested RSUs, or (ii) the last day of the Company’s most recently completed fiscal quarter preceding the date of 4 the Change in Control, with respect to the determination of the Same-Property NOI Growth Vested RSUs (such number of RSUs, the “CIC RSUs”), and such RSUs shall, immediately prior to such Change in Control, become vested and shall be deemed to be Performance Vested RSUs. For purposes of determining the AFFO Vested RSUs in accordance with the preceding sentence, the AFFO Performance Vesting Percentage shall be determined using pro-rated threshold, target and maximum level goals based on the number of days elapsed during the Performance Period prior to the date of the Change in Control. Any RSUs that do not become vested in accordance with the this Section 5(b) will automatically be cancelled and forfeited as of the date of the Change in Control without payment of any consideration therefor, and the Participant shall have no further right to or interest in such RSUs. 6. Effect of Termination of Service. (a) Termination of Service. Subject to Sections 6(b) and (c) below, in the event of the Participant’s Termination of Service for any reason, any and all Unvested RSUs as of the date of such Termination of Service will automatically and without further action be cancelled and forfeited without payment of any consideration therefor, and the Participant shall have no further right to or interest in such Unvested RSUs. Except as set forth in Sections 6(b) and (c) below, no RSUs which have not vested as of the date of the Participant’s Termination of Service shall thereafter become vested. (b) Qualifying Termination Prior to Completion of Performance Period. In the event that the Participant incurs a Qualifying Termination prior to the completion of the Performance Period, the RSUs granted hereby shall remain outstanding and eligible to become Performance Vested RSUs in accordance with Section 5(a) above. In such event, following the completion of the Performance Period, the Restrictions set forth in Section 5(a) above shall lapse with respect to a number of RSUs equal to the product of (x) the number of RSUs that become Performance Vested RSUs in accordance with Section 5(a) above (if any) as of the completion of the Performance Period, and (y) a fraction, the numerator of which is the number of days elapsed from the first day of the Performance Period through and including the date of the Participant’s Qualifying Termination, and the denominator of which is the number of days in the completed Performance Period, and such RSUs shall become vested and shall be deemed to be Performance Vested RSUs. Any RSUs that do not become vested in accordance with the preceding sentence will automatically be cancelled and forfeited as of the completion of the Performance Period without payment of any consideration therefor, and the Participant shall have no further right or interest in or with respect to such RSUs. (c) Qualifying Termination Following Completion of Performance Period. In the event that the Participant incurs a Qualifying Termination following the completion of the Performance Period but prior to the date on which vested RSUs are paid, the RSUs granted hereby shall remain outstanding and eligible to become Performance Vested RSUs in accordance with Section 5(a) above. Any RSUs that do not become vested in accordance with the preceding sentence will automatically be cancelled and forfeited without payment of any consideration therefor, and the Participant shall have no further right or interest in or with respect to such RSUs. 7. Payment. Payments in respect of any RSUs that vest in accordance herewith shall be made to the Participant (or in the event of the Participant’s death, to his or her estate) in whole Shares, and any fractional Share will be rounded (or paid in cash) as determined by the Company; provided, however, that in no event shall the aggregate number of RSUs that vest or become payable hereunder exceed the total number of RSUs set forth in Section 1 of this Agreement. The Company shall make such payments as soon as practicable after the applicable vesting date, but in any event within twenty (20) days after such vesting date, provided that, in the event of vesting upon a Change in Control under Section 5(b) above, such payment shall be made or deemed made immediately preceding and effective upon the occurrence of such Change in Control. 8. Determinations by Administrator. Notwithstanding anything contained herein, all determinations, interpretations and assumptions relating to the vesting of the RSUs (including, without limitation, determinations, 5 interpretations and assumptions with respect to Company AFFO per Share, Company Same-Property NOI Growth and Shopping Center Index Same-Property NOI Growth) shall be made by the Administrator and shall be applied consistently and uniformly to all similar Awards granted under the Plan. In making such determinations, the Administrator may employ attorneys, consultants, accountants, appraisers, brokers, or other persons, and the Administrator, the Board, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Administrator in good faith and absent manifest error shall be final and binding upon the Participant, the Company and all other interested persons. In addition, the Administrator, in its discretion, may adjust or modify the methodology for calculations relating to the vesting of the RSUs (including, without limitation, the methodology for calculating Company AFFO per Share, Company Same-Property NOI Growth and Shopping Center Index Same-Property NOI Growth), other than the AFFO Performance Vesting Percentage and Same- Property NOI Growth Performance Vesting Percentage, as necessary or desirable to account for events which, in the discretion of the Administrator, are not considered indicative of Company performance, which may include events such as the issuance of new Common Stock, stock repurchases, stock splits, issuances and/or exercises of stock grants or stock options, and similar events, all in order to properly reflect the Company’s intent with respect to the performance objectives underlying the RSUs or to prevent dilution or enlargement of the benefits or potential benefits intended to be made available with respect to the RSUs. 9. Restrictions on New RSUs or Shares. In the event that the RSUs or the Shares underlying the RSUs are changed into or exchanged for a different number or kind of securities of the Company or of another corporation or other entity by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend or combination of shares, such new or additional or different securities which are issued upon conversion of or in exchange or substitution for RSUs or the Shares underlying the RSUs which are then subject to vesting shall be subject to the same vesting conditions as such RSUs or Shares, as applicable, unless the Administrator provides for the vesting of the RSUs or the Shares underlying the RSUs, as applicable. 10. Conditions to Issuance of Shares. Shares issued as payment for the RSUs will be issued out of the Company’s authorized but unissued Shares. Upon issuance, such Shares shall be fully paid and nonassessable. The Shares issued pursuant to this Agreement shall be held in book-entry form and no certificates shall be issued therefor. In addition to the other requirements set forth herein, the Shares issued as payment for the RSUs shall be issued only upon the fulfillment of all of the following conditions: (a) In the event that the Common Stock is listed on an established securities exchange, the admission of such Shares to listing on such exchange; (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable; (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable; (d) The lapse of such reasonable period of time as the Administrator may from time to time establish for reasons of administrative convenience; and (e) The receipt by the Company of full payment for any applicable withholding or other employment tax or required payments with respect to any such Shares to the Company with respect to the issuance or vesting of such Shares. 6

In the event that the Company delays a distribution or payment in settlement of RSUs because it reasonably determines that the issuance of Shares in settlement of RSUs will violate federal securities laws or other applicable law, such distribution or payment shall be made at the earliest date at which the Company reasonably determines that the making of such distribution or payment will not cause such violation, as required by Treasury Regulation Section 1.409A-2(b)(7)(ii). The Company shall not delay any payment if such delay will result in a violation of Section 409A of the Code. 11. Rights as Stockholder. Neither the Participant nor any person claiming under or through the Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until such Shares will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant or any person claiming under or through the Participant. 12. Tax Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require the Participant to remit to such entity, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to the issuance, vesting or payment of the RSUs and the Dividend Equivalents. The Administrator may in its discretion and in satisfaction of the foregoing requirement or in satisfaction of such additional withholding obligations as the Participant may have elected, allow the Participant to elect to have the Company or the Subsidiary (as applicable) withhold Shares otherwise issuable under such award (or allow the return of Shares) having a Fair Market Value equal to the sums to be withheld. Notwithstanding any other provision of the Plan or this Agreement, the number of Shares which may be withheld with respect to the issuance, vesting or payment of the RSUs in order to satisfy the Participant’s income and payroll tax liabilities with respect to the issuance, vesting or payment of the RSUs and the Dividend Equivalents shall be limited to the number of shares which have a fair market value on the date of withholding no greater than the aggregate amount of such liabilities based on the maximum statutory withholding rates in the Participant’s applicable jurisdictions for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income. 13. Remedies. The Participant shall be liable to the Company for all costs and damages, including incidental and consequential damages, resulting from a disposition of the RSUs which is in violation of the provisions of this Agreement. Without limiting the generality of the foregoing, the Participant agrees that the Company shall be entitled to obtain specific performance of the obligations of the Participant under this Agreement and immediate injunctive relief in the event any action or proceeding is brought in equity to enforce the same. The Participant will not urge as a defense that there is an adequate remedy at law. 14. Restrictions on Public Sale by the Participant. To the extent not inconsistent with applicable law, the Participant agrees not to effect any sale or distribution of the RSUs or the Shares underlying the RSUs or any similar security of the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Securities Act, during the fourteen (14) days prior to, and during the up to 90 day period beginning on, the date of the pricing of any public or private debt or equity securities offering by the Company (except as part of such offering), if and to the extent requested in writing by the Company in the case of a non-underwritten public or private offering or if and to the extent requested in writing by the managing underwriter or underwriters (or initial purchaser or initial purchasers, as the case may be) and consented to by the Company, which consent may be given or withheld in the Company’s sole and absolute discretion, in the case of an underwritten public or private offering (such agreement to be in the form of a lock-up agreement provided by the Company, managing underwriter or underwriters, or initial purchaser or initial purchasers, as the case may be). 15. Conformity to Securities Laws. The Participant acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of all applicable federal and state laws, rules and regulations (including, but not limited to the Securities Act and the Exchange Act and any and all regulations 7 and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation the applicable exemptive conditions of Rule 16b-3 of the Exchange Act) and to such approvals by any listing, regulatory or other governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the RSUs are granted, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan, this Agreement and the RSUs shall be deemed amended to the extent necessary to conform to such laws, rules and regulations. 16. Code Section 409A. To the extent applicable, this Agreement shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the effective date of this Agreement. Notwithstanding any provision of this Agreement to the contrary, in the event that following the effective date of this Agreement, the Company determines that the RSUs may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the effective date of this Agreement ), the Company may adopt such amendments to this Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect ), or take any other actions, that the Company determines are necessary or appropriate to (a) exempt the RSUs from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the RSUs, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance; provided, however, that this Section 16 shall not create any obligation on the part of the Company or any Subsidiary to adopt any such amendment, policy or procedure or take any such other action. For purposes of Section 409A of the Code, any right to a series of payments pursuant to this Agreement shall be treated as a right to a series of separate payments. 17. No Right to Continued Service. Nothing in this Agreement shall confer upon the Participant any right to continue as a Service Provider of the Company or any Subsidiary, or shall interfere with or restrict in any way the rights of the Company or any Subsidiary, which rights are hereby expressly reserved, to discharge the Participant at any time for any reason whatsoever, with or without cause. 18. Miscellaneous. (a) Incorporation of the Plan. This Agreement is made under and subject to and governed by all of the terms and conditions of the Plan. In the event of any discrepancy or inconsistency between this Agreement and the Plan, the terms and conditions of the Plan shall control. By signing this Agreement, the Participant confirms that he or she has received access to a copy of the Plan and has had an opportunity to review the contents thereof. (b) Clawback. This award, the RSUs and the Shares issuable with respect to the RSUs shall be subject to any clawback or recoupment policy currently in effect or as may be adopted by the Company, as may be amended from time to time. (c) Successors and Assigns. Subject to the limitations set forth in this Agreement, this Agreement shall be binding upon, and inure to the benefit of, the executors, administrators, heirs, legal representatives, successors and assigns of the parties hereto, including, without limitation, any business entity that succeeds to the business of the Company. (d) Entire Agreement; Amendments and Waivers. This Agreement, together with the Plan, constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. In the event that the provisions of such other agreement conflict or are inconsistent with the provisions of this Agreement, the provisions of this Agreement shall control. Except as set forth in Section 16 above, this Agreement may not be 8 amended except in an instrument in writing signed on behalf of each of the parties hereto and approved by the Administrator. No amendment, supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided. (e) Severability. If for any reason one or more of the provisions contained in this Agreement or in any other instrument referred to herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument. (f) Titles. The titles, captions or headings of the Sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. (g) Counterparts. This Agreement may be executed in any number of counterparts, any of which may be executed and transmitted by facsimile (including, without limitation, transfer by .pdf), and each of which shall be deemed to be an original, but all of which together shall be deemed to be one and the same instrument. (h) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland applicable to contracts entered into and wholly to be performed within the State of Maryland by Maryland residents, without regard to any otherwise governing principles of conflicts of law that would choose the law of any state other than the State of Maryland. (i) Notices. Any notice to be given by the Participant under the terms of this Agreement shall be addressed to the Legal Department of the Company at the Company’s address set forth in Exhibit A attached hereto. Any notice to be given to the Participant shall be addressed to him or her at the Participant’s then current address on the books and records of the Company. By a notice given pursuant to this Section 18(i), either party may hereafter designate a different address for notices to be given to him or her. Any notice which is required to be given to the Participant shall, if the Participant is then deceased, be given to the Participant’s personal representative if such representative has previously informed the Company of his or her status and address by written notice under this Section 18(i) (and the Company shall be entitled to rely on any such notice provided to it that it in good faith believes to be true and correct, with no duty of inquiry). Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed as set forth above or upon confirmation of delivery by a nationally recognized overnight delivery service. 9

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written. INVENTRUST PROPERTIES CORP., a Maryland corporation By: __________________________________ Name: Title: The Participant hereby accepts and agrees to be bound by all of the terms and conditions of this Agreement. ____________________________ <PARTC_NAME> 10

Exhibit A Definitions and Notice Address Definitions Capitalized terms not defined herein shall have the meanings set forth in the Performance-Based Restricted Stock Unit Agreement to which this Exhibit is attached. “AFFO RSUs” means [_______] RSUs.3 “AFFO Performance Vesting Percentage” means a function of the Company AFFO per Share during the Performance Period, and shall be determined as set forth below: AFFO Performance Company AFFO per Vesting Share Percentage < $0.369 0% “Threshold Level” > $0.369 25% “Target Level” > $0.410 50% “Maximum Level” >$0.451 100% In the event that the Company AFFO per Share falls between the Threshold Level and the Target Level, the AFFO Performance Vesting Percentage shall be determined using straight line linear interpolation between the Threshold Level and Target Level AFFO Performance Vesting Percentages specified above; and in the event that the Company AFFO per Share falls between the Target Level and the Maximum Level, the AFFO Performance Vesting Percentage shall be determined using straight line linear interpolation between the Target Level and Maximum Level AFFO Performance Vesting Percentages specified above. “Performance Period” means the period commencing on January 1, 2019 and ending on December 31, 2021. “Same-Property NOI Growth RSUs” means [_______] RSUs.4 “Same-Property NOI Growth Performance Vesting Percentage” means a function of the Shopping Center Index Relative Performance during the Performance Period, and shall be determined as set forth below: Same- Property NOI Growth Shopping Center Performance Index Relative Vesting Performance Percentage < 25th Percentile 0% “Threshold Level” > 25th Percentile 25% “Target Level” > 50th Percentile 50% “Maximum Level” >85th Percentile 100% 3 Note to Draft: AFFO RSUs will represent 50% of total performance-based RSUs granted. 4 Note to Draft: Same-Property NOI Growth RSUs will represent 50% of total performance-based RSUs granted. Exhibit A

In the event that the Shopping Center Index Relative Performance falls between the Threshold Level and the Target Level, the Same-Property NOI Growth Performance Vesting Percentage shall be determined using straight line linear interpolation between the Threshold Level and Target Level Same-Property NOI Growth Performance Vesting Percentages specified above; and in the event that the Shopping Center Index Relative Performance falls between the Target Level and the Maximum Level, the Same-Property NOI Growth Performance Vesting Percentage shall be determined using straight line linear interpolation between the Target Level and Maximum Level Same-Property NOI Growth Performance Vesting Percentages specified above. Company Address 3025 Highland Parkway Suite 350 Downers Grove, Illinois 60515 Exhibit A